SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

November 11, 2015

Date of Report (Date of Earliest Event Reported)

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03                                  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On November 11, 2015, Cimarex Energy Co. (“Cimarex”) amended and restated its bylaws.  A clean and marked copy of the Amended and Restated Bylaws were included as Exhibits 3.1 and 3.2, respectively, to the initial filing of this Report.  A typographical error was found in a cross reference contained in Article III, Section 2A(4)(C)(1).

A clean copy of the corrected Amended and Restated Bylaws is attached hereto as Exhibit 3.1 to this Form 8-K and a copy of the Amended and Restated Bylaws marked to show the correction is attached hereto as Exhibit 3.2 to this Form 8-K, which is incorporated by reference herein.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

D.                                    Exhibits

Exhibit No.	Description

3.1	Corrected Amended and Restated Bylaws of Cimarex Energy Co. to amendments effective as of November 11, 2015.

3.2	Amended and Restated Bylaws of Cimarex Energy Co. marked to show correction to amendments effective as of November 11, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: April 21, 2016	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel,
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Corrected Amended and Restated Bylaws of Cimarex Energy Co. to amendments effective as of November 11, 2015.

3.2	Amended and Restated Bylaws of Cimarex Energy Co. marked to show correction to amendments effective as of November 11, 2015.